Summary Prospectus    May 1, 2020
JPMorgan Insurance Trust Small Cap Core Portfolio
Class 2 Shares
Before you invest, youmay want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information, online at www.jpmorgan.com/variableinsuranceportfolios. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2020, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.
What is the goal of the Portfolio?
The Portfolio seeks capital growth over the long term.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio.
“Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Portfolio through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Portfolio. Acquired Fund Fees and Expenses are not direct costs of the Portfolio, are not used to calculate the Portfolio’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Portfolio’s prospectus. The table and Example below do not reflect fees and expenses imposed at the variable insurance contract level or which may be imposed by Eligible Plans. If these expenses were reflected, the total expenses would be higher.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Class 2
Management Fees	0.65%
Distribution (Rule 12b-1) Fees	0.25
Other Expenses	0.21
Acquired Fund Fees and Expenses	0.01
Total Annual Fund Operating Expenses	1.12
Fee Waivers and/or Expense Reimbursements[1]	(0.01)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[1]	1.11
1	The Portfolio's adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.28% of the average daily net assets of Class 2 Shares. The Portfolio may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Portfolio's adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Portfolio's investment in such money market funds. These waivers are in effect through 4/30/21, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Portfolio engages in securities lending, affiliated money market fund fees and expenses resulting from the Portfolio's investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 4/30/21 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS 2 SHARES ($)	113	355	616	1,362
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Portfolio’s performance. During the Portfolio’s most recent fiscal year, the Portfolio’s turnover rate was 83% of the average value of its portfolio.
What are the Portfolio’s main investment strategies?
Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index at the time of purchase. As of the reconstitution of the Russell 2000 Index on September 30, 2019, the market capitalizations of the companies in the index ranged from $0.46 million to $6.4 billion. Sector by sector, the Portfolio’s weightings are similar to those of the Russell 2000 Index. The Portfolio can moderately underweight or overweight sectors when it believes it will benefit performance. In implementing its main strategies, the Portfolio’s investments are primarily in common stocks and real estate investment trusts (REITs).
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. In managing cash flows, the Portfolio buys futures contracts to invest incoming cash in the market or sells futures contracts in response to cash outflows, thereby gaining market exposure to the index while maintaining a cash balance for liquidity.
Investment Process: The Portfolio pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index. In managing the Portfolio, J.P. Morgan Investment Management, Inc. (JPMIM or the adviser) employs a process that ranks stocks based on its proprietary stock ranking system. The rankings are then reviewed and adjusted utilizing fundamental research conducted by the investment team to enhance accuracy and consistency. The adjusted rankings are used to place stocks into portfolios. As a part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors (including accounting and tax policies and shareholder rights and remuneration policies) on the companies in which it may invest to identify issuers that the adviser believes will be impacted by such factors relative to other issuers. These determinations may not be conclusive and securities of such issuers may be purchased, retained or sold by the Portfolio. In general, stocks are purchased when they are among the top ranked within their sector. Stocks become candidates for sale when their ranking falls, when they appear unattractive or when the company is no longer a small cap company. The Portfolio may continue to hold the securities if it believes further substantial growth is possible. Risk factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Portfolio.
The Portfolio’s Main Investment Risks
The Portfolio is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Portfolio or any other fund may not provide a complete investment program. The suitability of an investment in the Portfolio should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Portfolio is suitable for you.
The Portfolio is subject to the main risks noted below, any of which may adversely affect the Portfolio’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Portfolio’s securities goes down, your investment in the Portfolio decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities held by the Portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the

Portfolio’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.
For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Portfolio invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate pre-existing political, social and economic risks to the Portfolio, and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Portfolio’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Smaller Company Risk. Investments in small cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Derivatives Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Portfolio. Derivatives may be more sensitive to changes in economic or market conditions and may create leverage which could result in losses that significantly exceed the Portfolio’s original investment. Certain derivatives expose the Portfolio to counterparty risk which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Portfolio does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to risks of mispricing or improper valuation.
Real Estate Securities Risk. The Portfolio’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and credit-worthiness of REIT issuers. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Portfolio.
Industry and Sector Focus Risk. At times the Portfolio may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Portfolio increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Transactions Risk. The Portfolio could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Portfolio shares may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Portfolio.
The Portfolio’s Past Performance
This section provides some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio’s Class 2 Shares has varied from year to year over the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares the Portfolio’s performance to the performance of the Russell 2000® Index. The Russell 2000® Index does not include the fees and expenses of the mutual funds in the index. Past performance is not necessarily an indication of how any class of the Portfolio will perform in the future. Updated performance information is available by calling 1-800-480-4111.
The performance figures shown do not reflect charges imposed by variable insurance contracts or Eligible Plans through which the Portfolio is offered. The Portfolio’s performance will be lower when any such charges are deducted.

YEAR-BY-YEAR RETURNS
Best Quarter	4th quarter, 2011	16.93%
Worst Quarter	3rd quarter, 2011	-24.74%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2019)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS 2 SHARES	24.26%	7.26%	12.23%
RUSSELL 2000 INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	25.52	8.23	11.83
Management
J.P. Morgan Investment Management Inc. (the adviser)
Portfolio Manager	Managed the Portfolio Since	Primary Title with Investment Adviser
Phillip Hart	2011	Managing Director
Lindsey J. Houghton	2019	Executive Director
Wonseok Choi	2019	Managing Director
Jonathan L. Tse	2019	Executive Director
Akash Gupta	2019	Executive Director
Purchase and Sale of Portfolio Shares
The Portfolio sells its shares at net asset value on any business day directly to the separate accounts of various insurance companies issuing variable annuity contracts and variable life insurance policies (variable insurance contracts) and certain qualified retirement plans. You may invest indirectly in the Portfolio through your purchase of a variable insurance contract or through a qualified retirement plan. Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable separate account or retirement plan through which you invest.
Tax Information
Under current law, owners of variable insurance contracts and qualified retirement plan participants that have invested in the Portfolio are not subject to federal income tax on Portfolio earnings and distributions on gains realized upon the sale or redemption of Portfolio shares until such amounts are withdrawn from the retirement plan or variable contract.
Payments to Insurance Companies and to Broker-Dealers and Other Financial Intermediaries
Portfolio shares are available only through an insurance company’s variable insurance contracts or an employer or other retirement plan (Retirement Products). The Portfolio or its related companies may make payments to an insurance company (and/or its related companies) for distribution and/or related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries that sell the variable insurance contracts for the sale of Portfolio shares and/or related services. These payments to insurance companies may be a factor that the insurance company considers in including the Portfolio as an underlying investment in a variable insurance contract. The prospectus or other disclosures relating to a variable insurance contract may contain additional information about these payments. When received by a broker-dealer or other financial intermediary from an insurance company (or its related companies) or in connection with Retirement Products, such payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial intermediary or visit its website for more information.
4
SPRO-JPMITSCCP2-520